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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                ---------------

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 23, 1997

                            BASIN EXPLORATION, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE             0-20125        84-1143307
     (State or Other       (Commission   (I.R.S. Employer
      Jurisdiction         File Number)   Identification
    of Incorporation)                          No.)
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           370 SEVENTEENTH STREET, SUITE 3400, DENVER, COLORADO 80202
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (303) 685-8000

                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

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
        1.1  Form of Underwriting Agreement

       23.1  Consent of Arthur Andersen LLP
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                BASIN EXPLORATION, INC.
                                (Registrant)

Date: October 24, 1997          By:          /s/ HOWARD L. BOIGON, ESQ.
                                     -----------------------------------------
                                                  Howard L. Boigon
                                        VICE PRESIDENT, GENERAL COUNSEL AND
                                                     SECRETARY
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                                       2
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                                 EXHIBIT INDEX

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
  EXHIBIT
  NUMBER                                             EXHIBIT DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------
       1.1   Form of Underwriting Agreement

      23.1   Consent of Arthur Andersen LLP